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                                                                   EXHIBIT 10(r)

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


         This Amendment dated as of September 1, 1994, is by and between Surgical Care Affiliates, Inc., a Delaware corporation ("SCA"), and William J. Hamburg ("Hamburg").

         WHEREAS, SCA and Hamburg have entered into an Employment Agreement effective as of January 1, 1992, as amended by an Amendment to Employment Agreement dated as of February 20, 1992 (the "Employment Agreement"); and

         WHEREAS, SCA and Hamburg desire to amend the Employment Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The following sentence shall be added at the end of Section 4 of the Employment Agreement:

         In the event Hamburg's employment is terminated for any reason prior to the end of the calendar year, Hamburg shall be entitled to receive a percentage of the performance bonus for such year equal to the percentage of the year that he was employed by SCA.

         2. The next to the last sentence of Section 5 of the Employment Agreement is hereby deleted and replaced with the following:

         Without limiting the generality of the foregoing, mental or physical incapacity or disability shall be conclusively evidenced by Hamburg's inability to perform services hereunder for a period of ninety (90) substantially consecutive days.

         3. Except as hereby amended, the Employment Agreement shall remain in full force and effect and the Employment Agreement as hereby amended is ratified by the parties hereto.
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         IN WITNESS WHEREOF, SCA has caused this Amendment to Employment
Agreement to be executed and Hamburg has signed his name.

                                           SURGICAL CARE AFFILIATES, INC.


                                           By:    /s/ Joel C. Gordon
                                              -----------------------------
                                           Title:  Chairman
                                                 --------------------------



                                             /s/ William J. Hamburg
                                           --------------------------------
                                           WILLIAM J. HAMBURG